SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                   OF 1934


              Date of report (date of earliest event reported):
                             September 27, 1995




                                 PACIFICORP

           (Exact name of registrant as specified in its charter)

    State of Oregon                1-5152                    93-0246090
(State of Incorporation)         (Commission              (I.R.S. Employer
                                  File No.)              Identification No.)


700 NE Multnomah, Suite 1600, Portland, Oregon                    97232-4116
(Address of principal executive offices)                          (ZIP Code)

             Registrant's telephone number, including area code:
                               (503) 731-2000



                                  No Change
        (Former Name or Former Address, if changed since last report)

Item 5.     Other Events

      Information relating to the consummation of the previously announced merger agreement among Pacific Telecom, Inc., Pacifi-Corp Holdings, Inc. and a wholly owned subsidiary of PacifiCorp Holdings, Inc., as contained in a news release issued by the Registrant on September 27, 1995 is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

            (c)   Exhibits.

                  (21)              Joint PacifiCorp and Pacific
                                    Telecom, Inc. news release issued
                                    by Registrant on September 27,
                                    1995.




                                 SIGNATURE


            Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PACIFICORP
                                       (Registrant)



                                       By DANIEL L. SPALDING
                                          ---------------------------------
                                          Daniel L. Spalding
                                          Senior Vice President


Date:  September 27, 1995

                                EXHIBIT INDEX

                                                                  Sequential
Exhibit No.             Description                               Page No.
- -----------             -----------                               --------
(c)(21)                 Joint PacifiCorp and
                        Pacific Telecom, Inc.
                        news release issued by
                        Registrant on September
                        27, 1995.